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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 25, 2001


                          COMMISSION FILE NUMBER 0-4281


                           ALLIANCE GAMING CORPORATION

             (Exact name of registrant as specified in its charter)


                        NEVADA                        88-0104066
          (State or other jurisdiction of         (I.R.S. Employer
           incorporation or organization)         Identification No.)

                 6601 S. BERMUDA RD.
                 LAS VEGAS, NEVADA                     89119
       (Address of principal executive offices)     (Zip Code)



      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE): (702) 270-7600


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ITEM 5.  OTHER EVENTS

          On June 25, 2001, Alliance Gaming Corporation (the "Company") issued a press release (Exhibit 99 attached hereto) whereby it announced, among other things, that the Company has elected to terminate the sale of its Nevada route subsidiary, United Coin Machine Co.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              (99)  Press release dated June 25, 2001.





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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

      ALLIANCE GAMING CORPORATION
         (Registrant)





      By       /s/ Robert Miodunski
               ------------------------------------
               President and Chief Executive Officer
               (Principal Executive Officer)




      By       /s/ Robert L. Saxton
               -------------------------------------
               Sr. Vice President, Chief Financial
               Officer and Treasurer (Principal
               Financial and Accounting Officer)

Date: June 27, 2001